As  filed  with the  Securities  and  Exchange  Commission  on May 2,  1997
                                                Securities Act File No. 33-_____
                                        Investment Company Act File No. 811-7861
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM N-2
             Registration Statement Under the Securities Act of 1933      /x/
                           Pre-Effective Amendment No.                    / /
                          Post-Effective Amendment No.                    / /
                                       and
         Registration Statement Under the Investment Company Act of 1940  /x/
                                 Amendment No. 1                          /x/
                        (Check appropriate box or boxes)
                             ----------------------
                             THE MALLARD FUND, INC.
               (Exact name of Registrant as specified in charter)
                               Rodney Square North
                              1100 N. Market Street
                              Wilmington, DE 19890
                    (Address of principal executive offices)
       Registrant's Telephone Number, including Area Code: (   )    -
                               -------------------          ---  --- ----
                                RICHARD F. BERDIK
                             Secretary and Treasurer
                             THE MALLARD FUND, INC.
                               Rodney Square North
                              1100 N. Market Street
                              Wilmington, DE 19890
                    (Name and Address of agent for service)
                                   Copies to:
                              ARTHUR J. BROWN, ESQ.
                               MARC R. DUFFY, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                                   -----------
         Approximate date of proposed public offering: As soon as possible after this Registration Statement becomes effective.

-------------------------------------------------------------------------------------------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------- ------------------------------ --------------------------------
         Title of Securities               Amount        Proposed Maximum Aggregate     Amount of
           Being Registered           Being Registered       Offering Price (1)      Registration Fee

--------------------------------- ---------------------- ------------------------- -------------------
Common Stock, $.001 Par Value               -                     330,033                $100
--------------------------------- ---------------------- ------------------------- -------------------

     (1) Estimated solely for purposes of calculating the registration fee.

     The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section (a), may determine.

--------------------------------------------------------------------------------


                                              The Mallard Fund, Inc.

                                          Form N-2 Cross Reference Sheet

     Items in Part A and Part B of Form N-2*              Prospectus Caption
     ---------------------------------------              ------------------

 1   Outside Front Cover .....................   Outside Front Cover of Prospectus
 2   Inside Front and Outside Back Cover Page    Inside Front and Outside Back Cover Page of
                                                 Prospectus
 3   Fee Table and Synopsis ..................   Prospectus Summary; Fund Expenses
 4   Financial Highlights ....................   Not Applicable
 5   Plan of Distribution ....................   Outside Front Cover; Prospectus Summary;
                                                 Purchase of Shares
 6   Selling Shareholders ....................   Not Applicable
 7   Use of Proceeds .........................   Use of Proceeds
 8   General Description of Registrant .......   The Fund; Investment Objective and Policies;
                                                 Investment Restrictions; Special
                                                 Considerations and Risk Factors; Description
                                                 of Capital Stock
 9   Management ..............................   Control Persons; Management; Investment
                                                 Advisory and Other Services; Administrator,
                                                 Transfer and Dividend Disbursing Agent,
                                                 Custodian
10   Capital Stock, Long-Term Debt and Other
     Securities ..............................   Risk Factors and Other Investment Practices;
                                                 Purchase of Shares; Liquidation; Dividends and
                                                 Other Distributions; Description of Capital
                                                 Stock; Taxes
11   Defaults and Arrears on Senior Securities   Not Applicable
12   Legal Proceedings .......................   Not Applicable
13   Table of Contents of the Statement of
     Additional Information ..................   Not Applicable
14   Cover Page ..............................   Not Applicable
15   Table of Contents .......................   Not Applicable
16   General Information and History .........   Not Applicable
17   Investment Objectives and Policies ......   Investment Objective and Policies; Investment
                                                 Restrictions; Special Considerations and Risk
                                                 Factors; Portfolio Transactions
18   Management ..............................   Management
19   Control Persons and Principal Holders of
     Securities ..............................   Control Persons; Management
20   Investment Advisory and Other Services ..   Investment Advisory and other Services;
                                                 Administrator, Transfer and Dividend
                                                 Disbursing Agent, Custodian; Additional
                                                 Information
21   Brokerage Allocation and Other Practices    Portfolio Transactions
22   Tax Status ..............................   Taxes
23   Financial Statements ....................   Financial Statements


* All information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus

                              SUBJECT TO COMPLETION
                    PRELIMINARY PROSPECTUS DATED MAY 2, 1997

                             THE MALLARD FUND, INC.
                                  Common Stock


         The Mallard Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end investment company. The Fund's investment objective is to seek high total return (primarily from capital appreciation and secondarily from current income). The Fund invests primarily in other investment vehicles. These vehicles include open-end and closed-end investment companies, private investment companies, and other collective investment funds. The Fund also invests in securities directly and holds cash and/or U.S. Government securities and other short-term money market instruments. There can be no assurance that the Fund will achieve its investment objective. The Fund is managed by its officers under the supervision of its board of directors. The Fund does not employ an outside investment adviser.

         Shares of Common Stock of the Fund will be offered at a price equal to the net asset value of a share of Common Stock of the Fund on the third business day following the close of the subscription offering period, expected to end on __________, 1997, unless extended. The subscriptions will be payable and the Common Stock will be issued on that third day after the subscription offering period. The minimum initial purchase during the subscription offering period is [$1,000,000.]

         Shares of Common Stock of the Fund are available exclusively to organizations that are exempt from federal income taxation under Section
501(c)(3) of the Internal Revenue Code, as amended (the "Code") and to charitable remainder trusts described in Section 664 of the Code. (See "Eligible Investors").

         No market presently exists for the Fund's Common Stock and it is not currently expected that a secondary market will develop. Shares of Common Stock cannot be transferred without the approval of the Fund. Since the Fund's Common Stock will not be readily marketable and may be considered illiquid, the Board of Directors of the Fund will consider, on an annual basis, the possibility of making tender offers to repurchase all of the Common Stock of the Fund from stockholders at the net asset value per share. There can be no assurance, however, that the Board will decide to make any tender offers. See "Tender Offers." If the Board of Directors of the Fund does not make a tender offer to repurchase all of the Common Stock of the Fund by December 31, 2000, the Fund will be liquidated as soon as practical thereafter unless the Fund obtains unanimous approval from all stockholders not to liquidate the Fund. See "Liquidation."

         The Common Stock of the Fund involves investment risks, including fluctuations in value and the possible loss of some or all of the principal investment. The Fund is authorized to borrow money to finance additional investments as well as to finance tender offers and for temporary, extraordinary or emergency purposes. The leverage caused by such borrowings creates certain risks for holders of Common Stock, including the risk of higher volatility of the net asset value of the Common Stock. See "Special Considerations and Risk Factors -- Leveraging."

         The Fund's Common Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         This Prospectus sets forth information about the Fund that an investor should know before investing. It should be read and retained for future reference. Additional information concerning the Fund may be obtained by writing to the Fund at Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890 or by calling (___)
--------.


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
        BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
            ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
               OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                             Price to             Sales          Proceeds to
                            Public (1)             Load            Fund(3)
                            ----------             ----            -------
Per Share                     $__                  None              $__
Total(2)                      $                    None              $
--------------------------------------------------------------------------------

(1) Estimated based on the net asset value of a share of the Fund on , 1997. The Common Stock is offered on a best efforts basis at a price equal to net asset value.

(2) Assuming all shares offered by this Prospectus are sold.

(3) Before deducting the costs of the offering (estimated at $ ), and excluding organizational expenses (estimated at $ ). Organizational expenses will be amortized over a period not to exceed 60 months from the date the Fund commenced investment operations.

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


-----------------------------

                                TABLE OF CONTENTS

                                                                  Page

Prospectus Summary .............................................    4

Fund Expenses ..................................................    9

The Fund .......................................................   10

Use of Proceeds ................................................   10

Investment Objective and Policies ..............................   10

Investment Restrictions ........................................   12

Special Considerations and Risk Factors ........................   13

Purchase of Shares .............................................   17

Restrictions on Transferability ................................   17

Control Persons ................................................   18

Tender Offers ..................................................   18

Liquidation ....................................................   19

Management .....................................................   20

Portfolio Transactions .........................................   21

Investment Advisory and Other Services .........................   22

Dividends and Other Distributions ..............................   22

Taxes ..........................................................   23

Net Asset Value ................................................   25

Description of Capital Stock ...................................   26

Performance Information ........................................   27

Administrator, Transfer and Dividend Disbursing Agent, Custodian   27

Additional Information .........................................   28

Financial Statements ...........................................   28

Appendix A .....................................................   A-1

PROSPECTUS SUMMARY

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS. INVESTORS SHOULD CAREFULLY CONSIDER INFORMATION SET FORTH UNDER THE HEADING "SPECIAL CONSIDERATIONS AND RISK FACTORS."


The  Fund.......................... The Mallard  Fund,  Inc.  (the  "Fund") is a
                                    newly organized, non-diversified, closed-end
                                    management   investment  company.  See  "The
                                    Fund".

The  Offering ..................... Rodney   Square   Distributors,   Inc.  (the
                                    "Underwriter")  and other securities dealers
                                    that  may   enter   into   selected   dealer
                                    agreements with the Underwriter will solicit
                                    subscriptions  for shares of Common Stock of
                                    the Fund during a period  expected to end on
                                    __________,  1997,  unless extended.  On the
                                    third  business day after the  conclusion of
                                    this  subscription   offering  period,   the
                                    subscriptions will be payable and the Common
                                    Stock will be issued. Shares of Common Stock of the Fund will be offered at a price equal to the net asset value of a share of Common Stock of the Fund on the third business day following the close of the subscription offering period. The offering will be made on a "best efforts" basis.

                                    The minimum purchase during the subscription period is [$1,000,000]. The Fund reserves the right to waive or modify the minimum investment requirement at any time. The number of shares of Common Stock offered hereby is limited to [___,000.]

Eligible Investors .................The  Fund  is   available   exclusively   to
                                    organizations  that  qualify  for  exemption
                                    from federal  income  taxation under Section
                                    501(c)(3) of the Internal  Revenue  Code, as
                                    amended  (the  "Code")  and  to   charitable
                                    remainder trusts described in Section 664 of the Code. Shares of Common Stock cannot be transferred without the approval of the Fund. See "Restrictions on Transferability."

Investment Objective
  and Policies .....................The  investment  objective of the Fund is to provide  high total return  (primarily  from
                                    capital  appreciation  and secondarily  from
                                    current  income).  The Fund seeks to achieve
                                    its   investment   objective   by  investing
                                    primarily  in  other  investment   vehicles.
                                    These   vehicles    include   open-end   and
                                    closed-end  investment  companies,   private
                                    investment companies and other collective investment funds. The Fund also may invest in securities directly and may hold cash and/or U.S. Government securities and other short-term money market instruments. There can be no assurance that the Fund will achieve its investment objective.

Leverage ...........................The Fund may  borrow  money in amounts up to
                                    33-1/3% of the value of its total  assets to
                                    finance additional investments as well as to
                                    finance  tender  offers  and for  temporary,
                                    extraordinary  or  emergency  purposes.  See
                                    "Tender Offers." The Fund intends, from time
                                    to  time,   to  borrow   money  to   finance
                                    additional  investments,  but  only  when it
                                    believes  that the return that may be earned
                                    on  investments  purchased with the proceeds
                                    of such  borrowings  will  exceed the costs,
                                    including  interest,  associated  therewith.
                                    However, to the extent such costs exceed the
                                    return on the  additional  investments,  the
                                    return   realized   by  the  Fund's   common
                                    stockholders  will  be  adversely  affected.
                                    Moreover, if the
                                    return is negative during a period, not only
                                    will  the  Fund's  common   stockholders  be
                                    adversely affected thereby but the Fund also will pay the costs associated with the borrowing.

                                    Leverage  creates  certain risks for holders
                                    of  Common  Stock,  including  the  risk  of
                                    higher  volatility of the net asset value of
                                    the Common Stock, and the risk that interest
                                    rates on the  indebtedness  will  affect the
                                    yield and return to holders of Common Stock.
                                    Under  adverse  conditions,  the  benefit of
                                    leverage to holders of Common Stock would be
                                    reduced   or   eliminated   and  the  Fund's
                                    leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged.

                                    The  Articles of  Incorporation  of the Fund
                                    authorize the issuance of preferred  shares,
                                    but the Fund  has no  present  intention  of
                                    issuing  preferred  stock.  Any  issuance of
                                    preferred  shares  by the  Fund and any bank
                                    borrowings  by the Fund are  subject  to and
                                    will  comply  with the  requirements  of the
                                    1940 Act.  Pursuant  to the 1940 Act,  among
                                    other   things,   the  Fund  may  not  issue
                                    preferred  shares unless  immediately  after
                                    their  issuance the Fund is able to maintain
                                    asset coverage of at least 200%. In the case
                                    of bank  borrowings,  asset  coverage  of at
                                    least 300% must be maintained.  See "Special
                                    Considerations    and   Risk    Factors    -
                                    Leveraging."

Management .........................The  business  and  affairs  of the Fund are managed  under the direction of the Board of
                                    Directors.  The President of the Fund is its
                                    Chief   Investment    Officer.    As   Chief
                                    Investment   Officer,   the   President   is
                                    responsible  for  making  decisions  to buy,
                                    sell,  or hold a particular  security  after
                                    consultation  with the  Board of  Directors.
                                    The  Fund  does  not   employ   an   outside
                                    investment  adviser.  The  Fund  invests  in
                                    various  other  investment  vehicles all, or
                                    almost   all,   of  which  have   investment
                                    advisers for portfolio management.

Administrator and
  Custodian ........................Rodney   Square    Management    Corporation
                                    provides administrative services to the Fund necessary for the Fund's operations. Mellon Bank, N.A. serves as custodian of the Fund's assets.


Dividends and Other
  Distributions ....................The  policy  of the  Fund  is to  distribute quarterly  an amount that on an annual basis
                                    is equal to approximately  20% of the Fund's
                                    average   net  asset   value.   This   fixed
                                    distribution rate will not be related to the
                                    amount of the Fund's net  investment  income
                                    or net realized capital gains or losses. If,
                                    for   any   calendar    year,    the   total
                                    distributions  required  by the 20%  pay-out
                                    policy  exceed  the  Fund's  net  investment
                                    income and net realized capital gains, which
                                    normally  is  expected  to be the case,  the
                                    excess   generally  will  be  treated  as  a
                                    tax-free return of capital, reducing the shareholder's adjusted basis in its shares. See "Taxes."

Tender Offers and
  Liquidation ......................The Fund's  Common  Stock will not be listed on any  exchange  and  it is  not  currently
                                    anticipated  that a  secondary  market  will
                                    develop.  Moreover,  the  shares  of  Common
                                    Stock  of the  Fund  cannot  be  transferred
                                    without the approval of the Fund.  Since the
                                    Fund's  Common  Stock  will  not be  readily
                                    marketable  and may be  considered  illiquid
                                    securities,  the Board of  Directors  of the
                                    Fund will consider,  on an annual basis, the
                                    possibility  of making tender offers (each a
                                    "Tender  Offer")  to  repurchase  all of the
                                    Common Stock of the Fund at a price equal to
                                    the net asset  value per share of the Common
                                    Stock.  Any Tender  Offer will be on an "all
                                    or none"  basis.  The  Board  of  Directors,
                                    however, is under no obligation to authorize
                                    the   making  of  a  Tender   Offer  and  no
                                    assurance   can  be   given   that   in  any
                                    particular year a Tender Offer will be made.
                                    See "Tender Offers."

                                    If the Board of Directors  does not commence
                                    a Tender  Offer by December  31,  2000,  the
                                    Fund will be liquidated as soon as practical
                                    thereafter unless the Fund obtains unanimous
                                    approval  from  all   stockholders   not  to
                                    liquidate the Fund. See "Liquidation."

Special Considerations
  and Risk Factors .................As a newly organized entity, the Fund has no operating history. In addition,  the members
                                    of the Board of  Directors  and the officers
                                    of the Fund have no previous  experience  in
                                    managing   an   investment   company.    The
                                    transferability of shares of Common Stock of
                                    the  Fund  is   severely   restricted;   all
                                    transfers must be approved by the Fund prior
                                    to   transfer.   Accordingly,   it  is   not
                                    anticipated that there will be a public trading market for the Fund's Common Stock.

Share Liquidity ....................Because  of  the   anticipated   lack  of  a
                                    secondary  market  for  shares of its Common
                                    Stock,  the Fund is designed  primarily  for
                                    long-term   investors   and  should  not  be
                                    considered a vehicle for trading purposes or for investors who need more liquidity than is provided under the arrangements described herein.

Non-Diversified ....................The    Fund    has     registered    as    a
                                    "non-diversified" investment company so that
                                    it will be able to  invest  more  than 5% of
                                    its assets in the  obligations of any single
                                    issuer,   subject  to  the   diversification
                                    requirements of Subchapter M of the Code, applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence.

Investment Risk ....................The Fund will concentrate its investments in
                                    the  shares  of  open-end   and   closed-end
                                    investment   companies   and  other   pooled
                                    investment   vehicles.   Pooled   investment
                                    vehicles  generally pool the  investments of
                                    many   investors   and   use    professional
                                    management to select and purchase securities
                                    of different  issuers for their  portfolios.
                                    Any investment in pooled investment vehicles
                                    involves  risk.  The Fund may  invest  up to
                                    100% of its total  assets  in  open-end  and
                                    closed-end   investment  companies  and  may
                                    invest up to 25% of its total  assets in any
                                    one   open-end  or   closed-end   investment
                                    company.  The Fund also may invest up to 30%
                                    of its total  assets in  private  investment
                                    companies  and may  invest  up to 10% of its
                                    total  assets in any one private  investment
                                    company. In addition, the Fund may invest up
                                    to 20%  of  its  total  assets  in  separate
                                    accounts managed by investment advisers. The
                                    Fund may purchase only up to 3% of the total
                                    outstanding   securities   of  a  registered
                                    investment   company.   Open-end  investment
                                    companies stand ready to redeem their shares
                                    at  net  asset   value,   but  an   open-end
                                    investment  company  is  obliged  to  redeem
                                    shares held by the Fund only in an amount up
                                    to  1%  of  the  mutual  fund's  outstanding
                                    securities  during  any  period  of 30 days.
                                    Shares   of   closed-end   funds   are   not
                                    redeemable but generally  trade on exchanges
                                    at prices  that  typically  are  lower  than
                                    their  net  asset  value.   See  "Investment
                                    Objective  and  Policies"  and   "Investment
                                    Restrictions."

                                    Some  or  all  of  the   pooled   investment
                                    vehicles  in which the Fund may invest  will
                                    be  considered  to be  illiquid,  which  may
                                    impair  the Fund's  ability  to realize  the
                                    full  value of its  interest.  The  Board of
                                    Directors  of the  Fund  will  consider  the
                                    liquidity  of  the  Fund's   securities   in
                                    determining whether a tender offer should be made by the Fund.

                                    The  ability  of the  Fund  to  achieve  its
                                    investment  objective  will  depend  on  its
                                    ability to allocate  successfully its assets
                                    among  different  asset  categories  and  to
                                    select  and  monitor  portfolio  investments
                                    within     each     specified      category.
                                    Specifically,  the Fund will  select  from a
                                    broad range of asset  categories,  including
                                    speculative equity securities vehicles, such
                                    as  emerging  markets  funds and  aggressive
                                    growth   funds,   and   conservative    debt
                                    securities vehicles, such as short-term U.S.
                                    government  securities funds. Thus, the Fund
                                    may choose among asset categories that range
                                    from  the  most   aggressive   to  the  most
                                    conservative. The Fund's decisions to invest
                                    more heavily in aggressive  or  conservative
                                    vehicles,  equity or debt-oriented vehicles,
                                    or U.S. or  foreign-oriented  vehicles  will
                                    impact  significantly  the  results  of  the
                                    Fund. This asset allocation risk is separate
                                    from  the  risk  of   selecting   particular
                                    investments.

                                    There   can  be  no   assurance   that   the
                                    investment objective of the Fund, or of any of the investment vehicles in which it invests, will be achieved.

Control Persons ....................On ________,  1997,  the William S. Dietrich
                                    II Charitable  Remainder  Annuity Trust (the
                                    "Dietrich  CRAT")  contributed a substantial
                                    portion    of   its    assets    (consisting
                                    principally   of  interests  in   investment
                                    companies  valued  at   approximately   $___
                                    million) to the Fund in exchange  for shares
                                    of  Common  Stock of the  Fund.  On the same
                                    date,  the William S. Dietrich II Charitable
                                    Remainder Unit Trust (the  "Dietrich  CRUT")
                                    contributed  a  substantial  portion  of its
                                    assets (consisting  principally of interests
                                    in public and private  investment  companies
                                    valued at approximately $___ million) to the
                                    Fund in exchange  for shares of Common Stock
                                    of  the   Fund.   As  a   result   of  these
                                    transactions,   as  of  the   date  of  this
                                    Prospectus,   the  Dietrich   CRAT  and  the
                                    Dietrich CRUT own 100% of the shares of Common Stock of the Fund. If all shares offered pursuant to the public offering are sold and issued, it is anticipated that the Dietrich CRAT individually still will own more than 50% of the shares of Common Stock of the Fund. As a result of this stock ownership, the Dietrich CRAT would be deemed to control the Fund within the meaning of
                                    Section 2(a)(9) of the 1940 Act. Because of its ownership, the Dietrich CRAT will be able to vote on and control all matters relating to the management and policies of the Fund, such as the election of directors and the change in the Fund's investment policies. See "Control Persons."

                                  FUND EXPENSES

         The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES
         Sales Load (as a percentage of offering price)...............  None(1)
         Dividend Reinvestment Fees...................................  None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
     ATTRIBUTABLE TO COMMON STOCK)
  Investment management fee(2)........................................  None
         Other expenses(3)............................................  ____%
         Total annual operating expenses .............................  ____%

-------------

(1)  No sales load or commission will be payable in connection with this offer.
(2)  The  Fund  is  internally   managed.   See   "Management"   for  additional
     information.
(3) "Other Expenses" include director and officer compensation, administrative, custodial, transfer agency, legal, audit, and other miscellaneous Fund expenses. Because the Fund has no operating history, "Other Expenses" have been estimated for the current fiscal year.

EXAMPLE

         The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the above table.

         An investor would directly or indirectly pay the following expenses of a $1,000 investment in the Fund, assuming (i) a 5% annual return and
         (ii) reinvestment of all dividends and other distributions at net asset value:

                 One Year      Three Years     Five Years     Ten Years
                 --------      -----------     ----------     ---------

                   $             $               $               $

         This Example assumes that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown, except as to Ten Years, for the completion of organizational expense amortization. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                    THE FUND

         The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on October 15, 1996 and is registered under the 1940 Act. The Fund's principal office is located at Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890, and its telephone number is (___) ___-____.


                                 USE OF PROCEEDS

         The net proceeds of the offering, assuming all shares of common stock are sold at an assumed subscription price of $_____ per share, are estimated to be approximately $_____, assuming all shares are sold at the net asset value of a share of the Fund on _______________. The Fund will invest the net proceeds in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of Common Stock, depending on the availability of securities and other relevant conditions. Pending such investment, it is anticipated that the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments. See "Investment Objective and Policies."


                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective, (which is established by the Board of Directors and is subject to change only with shareholder approval) is to seek high total return (primarily from capital appreciation and secondarily from current income). In furtherance of this objective, the Fund will invest primarily in other pooled investment vehicles. These vehicles will include open-end and closed-end investment companies ("Underlying Funds"), private investment companies ("Underlying Private Funds") and other collective investment funds ("Underlying Collective Funds") (together, "Underlying Investment Vehicles"). Underlying Funds are public investment companies that are registered with the Securities and Exchange Commission. Underlying Private Funds are private investment companies that may be organized in either the United States or a foreign jurisdiction. Underlying Private Funds invest predominately in securities and may sell securities short as well as use borrowed funds to make investments in securities. Underlying Private Funds are often referred to as "hedge funds." Underlying Collective Funds are separate accounts managed by investment advisers, who invest the assets on a discretionary basis. The Fund also may invest in securities directly and may hold cash and/or U.S. Government securities and other short-term money market instruments. There can be no assurance that the Fund will achieve its investment objective.

         The business and affairs of the Fund are managed under the direction of the Board of Directors ("Directors"). The President of the Fund is the Chief Investment Officer. As Chief Investment Officer, the President is responsible for making decisions to buy, sell or hold a particular security, after consultations with the Directors. The Chief Investment Officer is assisted by the officers of the Fund in the investment selection process. The Fund uses a "top down" approach to buying and selling securities, although it is not limited to this approach. Under a "top down" approach, categories of investments are identified that offer the best risk/reward opportunities. These categories may include, but are not limited to, investments in corporate debt, high-yield or junk bonds, small-capitalization stocks, large-capitalization stocks, and foreign securities of developed markets and of emerging markets. The Fund allocates its assets within these categories by selecting specific Underlying Investment Vehicles. The allocation among asset categories reflects the Fund's long range view of the markets. Generally, Underlying Investment Vehicles within a particular asset category are compared against similar vehicles in the same category. Selection of particular Underlying Investment Vehicles will be based on a variety of factors, including, but not limited to, the part performance of the vehicle, the investment style of the managers of the vehicles, the cost structure of the vehicle, as well as various other factors. The Fund currently anticipates that it will overweight the asset categories of foreign securities in developed markets and emerging market, including debt and equity securities. The Fund's relative weighing among asset categories is not subject to any limitations and there can be no assurance that any weighing will be maintained in the future.

         In pursuit of its investment objective, the policy of the Fund is not to restrict itself as to the type of Underlying Investment Vehicle in which it can invest or as to the proportion of the value of its assets that may be invested in any type of Underlying Investment Vehicle. However, the Fund will follow certain guidelines regarding its investments. The Fund may invest up to 100% of its total assets in Underlying Funds and may invest up to 25% of its total assets in any one Underlying Fund. The Fund may invest up to 30% of its total assets in Underlying Private Funds and may invest up to 10% of its assets in any one Underlying Private Fund. The Fund may invest up to 20% of its total assets in Underlying Collective Funds. The Fund also may invest up to 15% of its total assets directly in equity and debt securities other than cash and money market instruments. These percentage limitations are subject to change by the Board of Directors. In addition, the Fund together with any affiliated persons of the Funds (as that term is defined in the 1940 Act) may purchase only 3% of the total outstanding securities of a registered investment company. See "Special Considerations and Risk Factors."

         Pending investment, for temporary defensive purposes, or for other purposes such as to pay distributions, the Fund may hold up to 100% of its assets in cash and/or U.S. Government securities and other money market instruments, including money market funds. To the extent the Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objective.

         Investment in shares of Common Stock of the Fund offers several benefits. The Fund offers investors the opportunity to benefit from economies of scale inherent in many aspects of investing. These potential economies of scale include enhanced diversification of assets across numerous Underlying Investment Vehicles and reduced investment-related expenses. Because the Fund will not incur a management fee, the Fund is expected to be a lower cost investment vehicle than other registered investment companies that operate in a "fund of funds" manner. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the administrative fees and operational costs of the Fund.

OTHER INVESTMENT POLICIES

         The Fund has adopted certain other policies as set forth below:

         ILLIQUID SECURITIES: The Fund has no limitation on the amount of its assets that may be invested in investments which are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. To the extent that such investments are illiquid, the Fund may have difficulty disposing of securities in order to enable the Fund to repurchase shares of its Common Stock pursuant to tender offers, if any. Interests in Underlying Private Funds and Underlying Collective Funds generally are not readily marketable and may be subject to restrictions on resale. The Board of Directors of the Fund will consider the liquidity of the Fund's investments in determining whether a tender offer should be made by the Fund. See "Net Asset Value."

         LEVERAGE. The Fund is authorized to borrow money in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. See "Special Considerations and Risk Factors -- Leverage."

         SECURITIES LENDING. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33-1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund is increased by loans of its securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities. The Fund has no present intention of lending its portfolio securities.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to its permitted investments but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell the same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, the Board of Directors must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchases may have declined, the Fund could experience a loss. The Fund has no present intention of entering into repurchase agreements.


                             INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the 1940 Act means the lesser of (iii) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (iv) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. The Fund may not:

         (1) Invest more than 25% of its total assets in the securities of issuers in any one industry, provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and further provided that Underlying Funds, Underlying Private Funds and Underlying Collective Funds each will not be considered an industry for this purpose.

         (2) Borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed) at the time of such borrowing, (except that the Fund may borrow from a bank in an amount not in excess of 5% of the Fund's total assets as a temporary measure for extraordinary or emergency purposes).

         (3) Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures or index contracts and options on such contracts.

         (4) Invest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

         (5) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

         (6) Make loans, except that the Fund may purchase debt securities, entering into repurchase agreements and lend its portfolio securities.

         The Fund's investment objective is fundamental. The Fund may issue senior securities representing debt, provided the Fund has an asset coverage of 300% after such issuance. In addition, although it has no present intention to do so, the Fund may issue senior securities representing stock, provided the Fund has an asset coverage of 200% after such issuance.

         All other policies described herein are treated as non-fundamental investment limitations that may be changed by the Fund's Board without a vote of shareholders.

         If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing values will not be considered a violation.


                     SPECIAL CONSIDERATIONS AND RISK FACTORS

         NON-DIVERSIFICATION. The Fund is classified under the 1940 Act as a "non-diversified" fund; therefore, the Fund will be able, with respect to 50% of its total assets, to invest more than 5% of their total assets in obligations of one issuer. To the extent that the Fund invests in a smaller number of issuers, the value of the Fund's shares may fluctuate more widely and the Fund may be subject to greater investment and credit risk with respect to its portfolio.

         RISKS AND OTHER CONSIDERATIONS: The Fund will concentrate its investments in the shares of open-end and closed-end investment companies and private investment companies. Investment companies pool the investments of many investors and use professional management to select and purchase securities of different issuers for their portfolios. Some investment companies invest in particular types of securities (i.e. equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. Any investment in an investment company involves risk. Even though the Fund may invest in a number of investment companies, this investment strategy cannot eliminate investment risk. Investing in investment companies through the Fund may involve additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the Underlying Funds or Underlying Private Funds. The Fund, together with any "affiliated persons" (as such term is defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an Underlying Fund. The Fund has no present intention of investing in open-end funds that impose a sales load, contingent deferred sales load or redemption fee. The Underlying Funds may incur distribution expenses in the form of "Rule 12b-1 fees."

         The Underlying Funds that are "open-end" funds stand ready to redeem their shares. The 1940 Act provides that an open-end fund whose shares are purchased by the Fund is obliged to redeem shares held by the Fund only in an amount up to 1% of the open-end fund's outstanding securities during any period of 30 days. Under certain circumstances, an open-end fund may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution-in-kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold securities distributed by an open-end fund until such time as the Board determines it is appropriate to dispose of such securities. The Fund could incur brokerage, tax or other charges in converting such portfolio securities to cash.

         Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System ("NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end fund, shares of closed-end funds trade, if at all, in the secondary market.

         The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses to the Fund would incur for the purchase of equity securities in the secondary market. The Fund, however, also may purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Chief Investment Officer based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, securities of closed-end funds represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

         The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand in the secondary market. A relative lack of secondary market purchases of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

         The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

         Closed-end funds may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect of, leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end funds common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Fund has no present intention to invest in senior securities issued by closed-end funds.

         An investor could invest directly in the Underlying Funds. By investing in investment companies indirectly through the Fund, the investor bears not only his proportionate share of the expenses of the Fund (including operating costs and administrative fees) but also, indirectly, similar expenses of the Underlying Funds. An investor may indirectly bear expenses paid by Underlying Funds related to the distribution of their shares. As a result of the Fund's policies of investing in Underlying Funds, an investor may receive capital gains distributions to a greater extent than would be the case if he invested directly in the Underlying Funds.

         RISK OF UNDERLYING INVESTMENT VEHICLES. Investment decisions of the Underlying Investment Vehicles are made by their investment advisers entirely independently of the Fund. Indeed, at any particular time, one Underlying Investment Vehicle may be purchasing shares of an issuer whose shares are being sold by another Underlying Investment Vehicle. As a result, the Fund would incur indirectly certain transactions costs without accomplishing any investment purpose.

         Some of the Underlying Investment Vehicles also incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs), may engage in investment practices that entail greater risk, or invest in companies whose securities and other investments are more volatile. In addition, the Underlying Investment Vehicles in which the Fund invests may or may not have the same investment limitations as those of the Fund itself. In the case of an Underlying Investment Vehicle that concentrates in a particular industry or industry group, events may occur that impact that industry or industry group more significantly than the stock market as a whole. In the case of a Underlying Investment Vehicle that employs leverage, i.e., borrows money to invest, there may be increased risk of volatility and other risks of "leveraged transactions." If an Underlying
Investment Vehicle sells securities short, there may be an increased risk of loss if the value of the securities sold short increase in value because the Underlying Investment Vehicle may have posted only a small percentage of the value of the securities as collateral but would be liable for the entire value of the securities sold short. In addition, investing in Underlying Investment Vehicles that invest in foreign securities and emerging markets involves risks related to political and economic developments and changes in foreign currency exchange rates. Investments in Underlying Investment Vehicles that invest in lower quality debt securities commonly known as "junk bonds" involves a high degree of risk and could be considered speculative investments. The risks associated with investments in foreign securities and junk bonds are described in the Appendix to this Registration Statement.

         LEVERAGE. The Fund may borrow money in amounts up to 33-1/3% of the value of its total assets to finance additional investments as well as to finance tender offers or for temporary, extraordinary or emergency purposes. See "Tender Offers." The Fund has received a private letter ruling from the Internal Revenue Service premised on the Fund having no more than one class of shares outstanding. See "Taxes." As a result, although the Fund is permitted, by its articles of incorporation and the 1940 Act, to issue one or more series of preferred shares, it has no present intention to do so. The Fund may borrow to finance additional investments or issue a class of preferred shares only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service and dividend obligations, associated therewith. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's common stockholders will be adversely affected. Moreover, if the return is negative during a period, not only will the Fund's common stockholders be adversely affected, but the Fund also will pay the costs associated with the borrowing or preferred stock.

         Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the interest on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Fund's Common Stock create an opportunity for greater income per share of Common Stock, but at the same time such borrowing or issuance is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the costs of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

         Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

         The Fund's willingness to borrow money for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the ability of the Chief Investment Officer to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

         FUND INVESTMENT STRUCTURE. An investor should be aware that the Fund, unlike other investment companies that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective primarily by investing all of its investable assets in the Underlying Investment Vehicles (although the Fund may temporarily hold a de minimis amount of cash). Therefore, the Fund's interest in the securities owned by the Underlying Investment Vehicles is indirect. Funds that invest all their assets in interests in separate unaffiliated investment companies are a relatively new development in the investment company industry and, therefore, the Fund may be subject to additional regulations than historically structured funds. The Underlying Investment Vehicles also may sell interests to other affiliated and non-affiliated investment companies or institutional investors.

         If the Fund withdraws all of its assets from an Underlying Investment Vehicle, or the Board of Directors of the Fund determines that the investment objective of an Underlying Investment Vehicle is no longer consistent with the investment objective of the Fund, the Directors would consider what action might be taken, including investing the assets of the Fund in another pooled investment vehicle or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all of some or the Funds assets from an Underlying Investment Vehicle.

         Whenever the Fund, as an investor in an Underlying Fund is requested to vote on matters pertaining to the Underlying Fund, the Fund will hold a meeting of its stockholders and will vote its interest in the Underlying Fund for or against such matters proportionately to the instructions to vote for or against such matters received from Fund stockholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions.

          LACK OF OPERATING HISTORY AND SECONDARY MARKET: As a newly organized entity, the Fund has no operating history. In addition, the members of the Board and the Fund's officers have no previous experience in managing an investment company. Moreover, the shares of Common Stock are restricted and cannot be transferred without the approval of the Fund. It is not anticipated that there will be a public trading market for the Fund's Common Stock. To the extent that a secondary market exists and a transfer is permitted, however, investors should be aware that the shares of closed-end funds frequently trade in the secondary market at a discount from their net asset value. Should there be a secondary market for the Fund's shares of Common Stock, the market price of the shares may vary from net asset value. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.


                               PURCHASE OF SHARES

         SUBSCRIPTION OFFERING. Shares of Common Stock of the Fund will be offered at a price equal to the net asset value of a share of Common Stock of the Fund on the third business day following the close of the subscription offering period, expected to end on __________, 1997, unless extended. The subscriptions will be payable and the Common Stock will be issued on that third day after the offering period. The minimum initial purchase during the subscription offering period is [$1,000,000].

         Rodney Square Distributors, Inc. (the "Underwriter") acts as the underwriter of shares of Common Stock of the Fund. The Underwriter, and other securities dealers that may enter into selected dealer agreements with the Underwriter, will solicit subscriptions for shares of the Fund for a 60-day period expected to end on _________, 1997. The subscription period may be extended for up to an additional 30 days upon agreement between the Fund and the Underwriter. On the third business day after the conclusion of the subscription offering period, the subscriptions will be payable and the shares will be issued. The subscription offering may be terminated by the Fund or the Underwriter at any time, in which event no shares will be issued (and, therefore, the Fund will not commence a public offering, no amounts will be payable by subscribers, any payments by subscribers will be refunded in full without interest) or a limited number of shares will be issued. The offering will be made on a "best efforts" based under which the Underwriter is required to take and pay for only such securities as it may sell to the public.


                         RESTRICTIONS ON TRANSFERABILITY

         Shares of Common Stock of the Fund cannot be transferred without the written approval of the Fund. The Secretary of the Fund must approve all transfers. The Secretary will not approve transfers unless the transferee meets the definition of Eligible Investors (as defined herein) and the transfer is for at least [$1,000,000] worth of Common Stock. The Board of Directors may from time to time by resolution modify qualifications for transferees.


                                 CONTROL PERSONS

         CONTROL OF FUND. The Fund raised capital through a private placement offering. On ________, 1997, the William S. Dietrich II Charitable Remainder Annuity Trust (the "Dietrich CRAT") contributed a substantial portion of its assets (consisting principally of interests in public investment companies valued at approximately $___ million) to the Fund in exchange for shares of Common Stock of the Fund equal in value to the transferred assets. On this same date, the William S. Dietrich II Charitable Remainder Unit Trust (the "Dietrich CRUT") contributed a substantial portion of its assets (consisting principally of interests in public and private investment companies valued at approximately $___ million) to the Fund in exchange for shares of Common Stock of the Fund. As a result of these transactions, as of the date of this Prospectus, the Dietrich CRAT and the Dietrich CRUT own (both beneficially and of record) 100% of the shares of Common Stock of the Fund. If all shares offered pursuant to the public offering are sold and issued, it is anticipated that the Dietrich CRAT individually still will own more than 50% of the Shares of Common Stock of the Fund. As a result of this stock ownership, the Dietrich CRAT would be deemed to control the Fund within the meaning of Section 2(a)(9) of the 1940 Act. Because of its ownership, the Dietrich CRAT will be able to vote on and control all matters relating to the management and policies of the Fund, such as the election of directors and the change in the Fund's investment policies. The address of the Dietrich CRAT is 500 Grant Street, Suite 2226, Pittsburgh, PA 15219-2502.


                                  TENDER OFFERS

         No market presently exists for the Fund's Common Stock and it is not currently expected that a secondary market will develop. In recognition of the possibility that a secondary market for the Fund's shares will not exist, the Fund may take actions that will provide liquidity to stockholders. Commencing with the second year of Fund operations, the Board of Directors of the Fund will consider each year the making of Tender Offers, i.e., offers to repurchase all of its shares of Common Stock from stockholders of the Fund's Common Stock at a price per share equal to the net asset value per share of the Common Stock. There can be no assurance that the Board will decide to undertake the making of a Tender Offer in any particular year. If the Directors determine to make a Tender Offer, such offer will be on an "all or none" basis. Thus, shareholders who accept the offer would have all their shares repurchased by the Fund, thereby reducing each such shareholder's interest in the Fund to zero. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any Tender Offers. See "Special Considerations and Risk Factors -- Leverage" and "Investment Restrictions."

         The Fund's assets will consist primarily of its interest in the Underlying Investment Vehicles. Therefore, in order to finance the repurchase of Fund shares pursuant to Tender Offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Underlying Investment Vehicles.

         The Fund expects that ordinarily there will be no secondary market for the Fund's Common Stock. Nevertheless, if a secondary market develops for the Common Stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund. A Tender Offer for shares of Common Stock of the Fund at net asset value could reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's Common Stock trading at a price that equals or approximates net asset value.

         Although the Board of Directors believes that the Tender Offers generally would be beneficial to holders of the Fund's Common Stock, the acquisition of shares of Common Stock by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares of Common Stock). Furthermore, to the extent the Fund borrows to finance the making of Tender Offers, interest on such borrowings reduce the Fund's net investment income.

         It is the Board of Director's announced policy, which may be changed by the Board, not to repurchase shares pursuant to a Tender Offer if (1) such repurchases would terminate the Fund's status as a regulated investment company ("RIC") under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of non-exempt stockholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to repurchase Common Stock tendered pursuant to the Tender Offer; or (3) there is, in the Board's judgment, any (a) legal action or proceeding instituted or threatened challenging the Tender Offer or otherwise materially adversely affecting the Fund, (b) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (c) other event or condition which would have a material adverse effect on the Fund or its stockholders if shares of Common Stock tendered pursuant to the Tender Offer were purchased. Thus, there can be no assurance that the Board will proceed with any Tender Offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to repurchase the Fund's shares of Common Stock pursuant to a Tender Offer, such purchases could significantly reduce the asset coverage of any borrowing or outstanding senior securities. The Fund may not purchase shares of Common Stock to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to repurchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. See "Special Considerations and Risk Factors -- Leverage."

         Each Tender Offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund will be a taxable event to a non-exempt shareholder. See "Taxes." The Fund will pay all costs and expenses associated with the making of any Tender Offer.


                                   LIQUIDATION

         If the Board of Directors does not commence a Tender Offer by December 31, 2000, the Fund will be liquidated as soon as practical thereafter unless the Fund obtains unanimous approval from all shareholders of the Fund's Common Stock not to liquidate the Fund. If unanimous shareholder approval is obtained after this three year period, the Fund will continue in existence for three successive three year periods. If no tender offer is made within any three year period, the Fund will be liquidated as soon as practical thereafter, unless the Fund obtains unanimous approval from all shareholders of the Fund's Common Stock not to liquidate the Fund. In all cases, the Fund shall cease to exist at the close of business on December 31, 2009.

                                   MANAGEMENT

         The Fund's Board of Directors has overall supervision over the affairs of the Fund. Pursuant to this responsibility, the Board has appointed officers and engaged other companies to provide certain administrative services required by the Fund.

         The Fund does not employ an outside investment adviser. The Chief Investment Officer is responsible for the actual management of the Fund. As part of his responsibilities, the Chief Investment Officer, with the assistance of the Fund's officers and consultation with the Board of Directors, is responsible for making decisions to buy, sell, or hold a particular security. The Board of Directors has served as such since the Fund commenced operations on _______, 1997, when shares were issued to _______.

         William S. Dietrich II is the President and Chief Investment Officer of the Fund. In this capacity, he is responsible for making investment decisions for the Fund, after consultation with the Board of Directors. In the event that Mr. Dietrich is unable to perform in this capacity, the Board of Directors, in its discretion, may appoint another officer of the Fund as Chief Investment Officer.

         The principal sources of information used by the Fund in making investment decisions include many financial newspapers and magazines, including ones focusing on mutual funds, closed-end investment companies, hedge funds and other investment vehicles, information prepared by the various investment vehicles and publications of corporate rating services, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. In addition, the Board of Directors and the officers of the Fund may hold in-person meetings with management and advisers. Although nearly all investment decisions are a result of internal research, the Fund may use brokers, investment banks and outside consultants to supplement its own research.

Directors and Officers. Set forth in the table below is a listing of the Directors and officers of the Fund, their ages and their business experience the last five years. Unless otherwise noted, the address of each Director and officer is Rodney Square North, 1106 N. Market Street, Wilmington, DE 19890.

                                            Position(s) with                  Principal Occupation(s)
  Name, Address, and Age                      Registrant                      During Past 5 Years
  ----------------------                      ----------                      -------------------

William S. Dietrich II*, 59               Director, President              Until December, 1995, Mr. Dietrich was President
                                                                           and sole shareholder of Dietrich Industries,
                                                                           Inc.

Jennings R. Lambeth#, 76                  Director                         Business Consultant - Self-employed;
2 Gateway Center, Suite 680                                                Director, J&L Specialty Steel, Inc.
Pittsburgh, Pennsylvania  15222

Evans Rose, Jr.#, 65                      Director                         Lawyer, Cohen & Grigsby, P.C.
2900 CNG Tower
Pittsburgh, Pennsylvania  15222

Richard F. Berdik, 53                     Secretary and Treasurer


* Mr. Dietrich is an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act.

# Prior to February, 1996, both Mr. Lambeth and Mr. Rose served as directors of Dietrich Industries, Inc. The law firm of Cohen & Grigsby, P.C. performed legal services for Dietrich Industries, Inc.

[To be completed by amendment.]

REMUNERATION OF DIRECTORS AND OFFICERS. The following table sets forth for each of the persons named below the aggregate current remuneration paid by the Fund
for the  current  fiscal  year  ending            ,  1997  for  services  in all
capacities:


                            Capacity in Which              Aggregate
                              Compensation               Compensation          Total Compensation
     Name of Person           Was Received                 From Fund              From Fund(1)
     --------------           ------------                 ---------              ------------




The Fund pays each Director $5,000 per annum and reimburses travel and other expenses incurred in connection with attendance at board meetings. For the fiscal year ended ____________, 1997, Mr. Dietrich, Mr. Lambeth and Mr. Rose each received $_______________ from the Fund. The Directors and officers own none of the Common Stock of the Fund.

(1) Compensation paid by the Fund contains no accrued or payable pension or retirement benefits.


                             PORTFOLIO TRANSACTIONS

         The Chief Investment Officer is responsible for the selection of brokers and dealers who execute portfolio transactions on behalf of the Fund. The Chief Investment Officer directs portfolio transactions to brokers-dealers for execution on terms and at rates which he believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker-dealer, including brokerage and research services. The Chief Investment Officer seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Chief Investment Officer generally seeks reasonable competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

         Under "soft dollar" arrangements, the Chief Investment Officer may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services provided to the Fund. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, economic factors and trends and portfolio strategy. The Fund has no obligation to deal with any broker-dealer in the execution of portfolio transactions. Any soft dollar arrangements will satisfy the criteria of Section 28(e) of the Securities Exchange Act of 1934 or other applicable laws. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because the person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefits of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either the particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Chief Investment Officer may direct portfolio transactions without necessarily obtaining the lowest price at which such broker-dealer, or another, may be willing to do business, the Chief Investment Officer seeks best value to the Fund on each trade that circumstances in the marketplace permit, including the value inherent in on-going relationships with quality brokers.

         The policy of the Fund with respect to portfolio turnover is to make such changes in its portfolio as its Directors and officers shall from time approve, provided that the bulk of the Fund's investments shall consist of long-term investments. The Fund's portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Fund deems portfolio changes appropriate. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of the Fund's securities for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Fund does not have an investment adviser. All investment decisions are made by the Chief Investment Officer with the assistance of the Fund's officers and after consultation with the Board of Directors . The Fund may hire various consultants to provide research services similar to the services described above under soft dollar arrangements. See "Portfolio Transactions." The Fund, however, will pay cash for consultant services. Information provided by consultants will assist the Chief Investment Officer in making investment decisions although such information will not be the sole source of information relied on by the Chief Investment Officer. Consultants will have no investment discretion over the Fund's assets and the Fund will be under no obligation to hire consultants. Presently, the Fund does not contemplate the use on any particular consultant. The estimated cost of hiring consultants in not expected to exceed $[____] or [___] basis points of the Fund's assets on an annual basis. See "Management" and "Portfolio Transactions."


                        DIVIDENDS AND OTHER DISTRIBUTIONS

         Distribution Policy. The policy of the Fund is to pay distributions on shares of its common stock equal to approximately 20% of its average net asset value per year, payable in quarterly installments equal to approximately 5% of the Fund's net asset value on the Friday prior to each quarterly declaration date. The fixed distributions will not be related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 20% pay-out policy exceed the Fund's net investment income and net realized capital gains, which normally is expected to be the case, the excess generally will be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in its shares. Such excess, however, will be treated first as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits, and then as return of capital and capital gains as set forth above.

         Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence it has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its capital stock or purchase any such capital stock unless it has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate indebtedness after deducting the amount of such distribution, or purchase price, as the case may be. This latter limitation -- and a limitation on the Fund's ability to declare any cash dividends or other distributions on the Common Stock while any shares of preferred stock are outstanding -- could under certain circumstances impair its ability to maintain its qualification for taxation as a RIC. See "Special Considerations and Risk Factors -- Leverage" and "Taxes."

         DIVIDEND PAYMENTS. Each holder of Common Stock of the Fund will be deemed to have elected to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional shares of Common Stock, unless _______________________________, the Fund's transfer agent (the "Transfer Agent"), is otherwise instructed by the stockholder in writing. Stockholders who do not elect to have dividends and other distributions reinvested in additional shares will receive all dividends and other distributions in cash, net of any applicable withholding taxes, paid in U.S. dollars by check mailed directly to the stockholder by ________________________ as dividend-paying agent. Dividends and other distributions will be treated as income to stockholders whether they are so reinvested in shares of the Fund or received in cash. See "Taxes."


                                      TAXES

TAXATION OF THE FUND

         The Fund intends to qualify for the special tax treatment afforded RICs under the Code. To qualify for that treatment, the Fund must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or foreign currencies that are not directly related to its principal business of investing in securities, held for less than three months; and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

         The Fund, as an investor in the Underlying Investment Vehicles, will be deemed to own a proportionate share of the Underlying Investment Vehicles' assets, and to earn a proportionate share of the Underlying Investment Vehicles' income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC. In each taxable year that it so qualifies, the Fund (but not its stockholders) will not be subject to federal income tax on that part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss derived from the sale of securities) that it distributes to its stockholders.

         The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to plan its distributions in order to minimize this excise tax liability.

TAXATION OF THE STOCKHOLDERS

         Dividends paid by the Fund from its investment company taxable income, whether received in cash or reinvested in Fund shares pursuant to the Plan, are ordinary income to the Fund's stockholders to the extent of the Fund's earnings and profits. (Any distributions in excess of the Fund's earnings and profits first will reduce the adjusted tax basis of a holder's Common Stock and, after that basis is reduced to zero, will constitute capital gain to the stockholder, assuming the Common Stock is held as a capital asset). Distributions, if any, from the Fund's net capital gain, when designated as such, will be long-term capital gains to the Fund's stockholders, regardless of the length of time they have owned their Fund shares and whether received by them in cash or reinvested in Fund shares pursuant to the Plan. The Fund annually will provide its stockholders with a written notice designating the amounts of any capital gain distributions.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Distributions by the Fund generally will not be eligible for the dividends-received deduction allowed to corporations. Dividends and other distributions declared by the Fund in, and payable to stockholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the stockholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to any stockholders that are subject to income taxes for the year in which that December 31 falls.

         The Fund must withhold 31% from dividends, capital gain distributions, and proceeds from sales of Common Stock pursuant to a Tender Offer, if any, payable to any taxable organization or trust that has not furnished to the Fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9 ("backup withholding"). Withholding at that rate also is required from dividends and capital gain distributions payable to such stockholders who otherwise are subject to backup withholding.

         A loss realized on a sale of share of the Fund will be disallowed if other Fund shares are acquired (whether through investment of distributions under the Plan or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

IRS LETTER RULING

         Organizations that qualify as Eligible Investors (See "Eligible Investors"), although they are not generally subject to federal taxes on income or capital gains, may be subject to federal tax on certain unrelated business income, which includes income from property with respect to which an Eligible Investor, or any partnership in which the Eligible Investor has a direct investment, has any acquisition indebtedness, and an Eligible Investor's share of any income of a partnership in which it has an interest that is neither purely passive nor related to the organization's exempt purpose. Unrelated business income, for this purpose, excludes dividends from corporations and gain from the sale or exchange of capital assets, unless the Eligible Investor has incurred indebtedness to acquire or maintain its interest in the corporation paying the dividend or the capital asset, as the case may be. The Fund has obtained a private letter ruling from the Internal Revenue Service to the effect that (i) the Fund will be recognized as a separate taxpayer from its stockholders, who will be considered stockholders in the Fund; (ii) the Fund, and not its stockholders, will be considered the holder of interests in Underlying Investment Vehicles organized as partnerships and as the borrower, should the Fund incur indebtedness; and (iii) distributions from the Fund to its stockholders (including funds deemed to be distributed and reinvested pursuant to the Plan) will be treated either as dividends, as proceeds from the sale or exchange of capital assets, or as a return of capital. Thus, provided an Eligible Investor has not borrowed to acquire its interest in the Fund, income of the Eligible Investors from the Fund will not be taxable unrelated business income. Eligible Investors should consult their tax advisers regarding whether any borrowing by an Eligible Investor could give rise to acquisition indebtedness with respect to the Eligible Investor's interests in the Fund.

         Certain Eligible Investors that are "Private Foundations" for purposes of the Code, are subject to the requirement that they make no jeopardizing investments. According to applicable Treasury regulations, a jeopardizing investment occurs when foundation managers have failed to exercise ordinary business care and prudence in providing for the long- and short-term financial needs of the foundation to carry out its exempt purpose. Such foundations also are required to make annual distributions equal to five percent of the average value of the foundation's assets. A private foundation that is considering an investment in the Fund should consult its tax advisers concerning the potential application of these provisions to its investment in the Fund.

TENDER OFFERS

         A taxable holder of Common Stock who, pursuant to any Tender Offer, tenders all shares of Common Stock owned by such stockholder, and any shares considered owned thereby under attribution rules contained in the Code, will realize a gain or loss depending upon such stockholder's basis for the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets and will be long-term or short-term depending on the stockholder's holding period for the shares.

                                     * * * *

         The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its stockholders. For further information, reference should be made to the pertinent Code sections and the regulations promulgated thereunder, which are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Investors are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.


                                 NET ASSET VALUE

         The net asset value of the Fund's shares of Common Stock is determined quarterly as of the close of regular trading on the NYSE (generally, 4:00 p.m., New York time), on the last day of the quarter on which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of determining the net asset value of a share of Common Stock of the Fund, the value of the securities of the Underlying Investment Vehicles plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) of the Fund is divided by the total number of shares of Common Stock outstanding.

         The Fund's assets consist primarily of shares of open-end and closed-end funds. Shares of open-end funds are valued at their respective net asset values under the 1940 Act. An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost or penny-rounding methods to value their securities. Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Shares of closed-end funds traded in the OTC market and listed on NASDAQ are valued at the last trade price on NASDAQ at 4:00 p.m., New York time; other shares traded in the OTC market are valued at the last bid price available prior to valuation.

         Other Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Directors. Securities having 60 days or less remaining to maturity are valued at their amortized cost.


                          DESCRIPTION OF CAPITAL STOCK

         The Fund is authorized to issue 100 million shares of capital stock, $.001 par value, all of which is classified as Common Stock. Although it has no current intention of doing so, the Board of Directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The description of the capital stock are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

         Shares of the Common Stock have no preemptive, conversion, exchange, or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of Common Stock are, and those offered hereby, when issued, will be, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

         Shares of Common Stock of the Fund cannot be transferred without the approval of the Fund. Transferees must meet certain eligibility criteria. The Fund has the right to reject any transfer. See "Restrictions on Transferability."

         Any additional offerings of the Fund's Common Stock, if made, will require approval of its Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

         As of the date of this registration statement, the Dietrich CRAT and the Dietrich CRUT own substantially all of the outstanding voting securities of the Fund. Moreover, even if all the shares of Common Stock offered hereby are issued to other persons, the Dietrich CRAT will continue to hold over 50% of the outstanding voting securities of the Fund and will thereby be deemed to control the Fund. As a result of this control relationship, the Dietrich CRAT will be able to vote its shares of Common Stock to elect the directors it prefers regardless of how any other holders of Common Stock vote for the election of directors.

         The following chart indicates the Funds' Common Stock outstanding as of May __, 1997.

                                                                                      Amount Outstanding
                                                         Amount Held by                  Exclusive of
                                                         Registrant or           Amount Held by Registrant or
      Title of Class           Amount Authorized        for Its Account                 for its Account
      --------------           -----------------        ---------------                 ---------------

Common Stock                      100,000,000                  -                           [___,000]


                             PERFORMANCE INFORMATION

         From time to time the Fund may include its total return for various specified time periods in advertisements or information furnished to present or prospective stockholders.

         The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period.

         The calculation of yield and total return does not reflect the amount of any stockholder's tax liability.

         From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000 assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

         In addition, other total return performance data ("Non-Standardized Return") regarding the Fund may be included in advertisements, sales, literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund. Total return figures are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.


        ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN

         Rodney Square Management Corporation ("RSMC") serves as administrator for the Fund. As administrator, RSMC provides office facilities and supplies and administrative services and also assists in the preparation of reports to shareholders, proxy statements and filings with the SEC and state securities authorities. RSMC also performs certain accounting services (including determining the Fund's net asset value per share), financial reporting, and compliance monitoring activities. For the services provided as Administrator,

RSMC receives an annual fee equal to $80,000 from the Fund plus an amount equal to 0.03% of the average daily net assets of the Fund in excess of $100 million.

         __________________________ serves as the Fund's Transfer Agent and Dividend Disbursing Agent. For providing transfer and dividend disbursing services, the Fund pays ___________ a minimum annual fee of $_____ plus transaction fees.

         ________________________ serves as custodian of the Fund's assets. The Fund pays ______ an annual fee equal to the greater of $_____ or _____% of the average daily net assets of the Fund up to $___ million and 0.___% of the average daily net assets of the Fund in excess of $___ million. In addition, the Fund pays transaction fees of $__ per [DTC and PTC] to ___ for providing custodian services.


                             ADDITIONAL INFORMATION

LEGAL MATTERS

         Certain legal matters in connection with the Common Stock offered hereby will be passed on for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C.

INDEPENDENT ACCOUNTANTS

         The Fund's independent accountants are _______________________ will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

FURTHER INFORMATION

         Further information concerning the Common Stock and the Fund may be found in the Registration Statement, on file with the SEC.


                              FINANCIAL STATEMENTS

         The Fund will send unaudited semiannual and audited annual financial statements of the Fund to stockholders, including a list of the portfolio of investments held by the Fund.

         The financial statement included in this Prospectus has been included in reliance on the report of _______________________ independent accountants, given on the authority of that firm as experts in auditing and accounting.

         The audited financial statements of the Fund as of __________, 1997 appears on the following pages.

                                    APPENDIX


DESCRIPTION OF THE TYPES OF SECURITIES THAT MAY BE ACQUIRED BY UNDERLYING INVESTMENT VEHICLES AND THE VARIOUS INVESTMENT TECHNIQUES SUCH FUNDS MAY EMPLOY

Certain of these securities and restrictions apply to all the Underlying Investment Vehicles while other securities and restrictions apply only to Underlying Funds or Underlying Private Funds, as noted below.

FOREIGN SECURITIES

An Underlying Investment Vehicle may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve special risks and considerations that are not present when a Fund invests in domestic securities.

EXCHANGE RATES

Since an Underlying Investment Vehicle may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the Underlying Investment Vehicle's (and accordingly the Fund's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Underlying Investment Vehicle may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Underlying Investment Vehicle will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them also may be affected (either favorably or unfavorably) by exchange control regulations. Although it is expected that Underlying Investment Vehicles will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees also generally are higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an Underlying Investment Vehicle's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an

Underlying Investment Vehicle to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an Underlying Investment Vehicle's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an Underlying Investment Vehicle's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS

Income received by an Underlying Investment Vehicle from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an Underlying Investment Vehicle will reduce the net income of the Underlying Investment Vehicle available for distribution to the Funds. Special tax considerations apply to foreign securities.

EMERGING MARKETS

Risks may be intensified in the case of investments by an Underlying Investment Vehicle in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

FOREIGN CURRENCY TRANSACTIONS

An Underlying Investment Vehicle may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Underlying Investment Vehicle would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

REPURCHASE AGREEMENTS

An Underlying Investment Vehicle may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An Underlying Investment Vehicle's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Underlying Investment Vehicle could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

An Underlying Investment Vehicle that is a mutual fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the mutual fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

LOANS OF PORTFOLIO SECURITIES

An Underlying Fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Underlying Fund may at any time call the loan and obtain the securities loaned;
(3) the Underlying Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Underlying Fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

An Underlying Investment Vehicle may sell securities short. In a short sale the Underlying Investment Vehicle sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Underlying Investment Vehicle then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the Underlying Investment Vehicle. Until the security is replaced, the Underlying Investment Vehicle is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Underlying Investment Vehicle may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, an Underlying Investment Vehicle that is an Underlying Fund also must deposit in a segregated account an amount of cash or liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Underlying Investment Vehicle must maintain daily the segregated account at such a level that (1) the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

An Underlying Investment Vehicle will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Investment Vehicle replaces the borrowed security. The Underlying Investment Vehicle will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Underlying Investment Vehicle may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the Underlying Investment Vehicle owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

INDUSTRY CONCENTRATION

An Underlying Investment Vehicle may concentrate its investments within one industry. Since the investment alternatives within an industry are limited, the value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

OPTIONS

An Underlying Investment Vehicle may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the Underlying Investment Vehicles owns the optioned securities. When an Underlying Investment Vehicle writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Underlying Investment Vehicles will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An Underlying Investment Vehicle may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An Underlying Investment Vehicle may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Underlying Investment Vehicles at the exercise price at any time during the option period. When an Underlying Investment Vehicle purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An Underlying Investment Vehicle also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the Underlying Investment Vehicles has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Underlying Investment Vehicles. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

OPTIONS TRADING MARKETS

Options in which the Underlying Investment Vehicles will invest are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the American, New York, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Underlying Investment Vehicle. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on the use of options discussed herein, a mutual fund is subject to the investment restrictions described in its Prospectus and the statement of additional information.

The staff of the SEC currently is of the view that the premiums that an Underlying Fund that is a mutual fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Underlying Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether a mutual fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 15% (or, in many cases, 10%) of its total assets (taken at current value) in any combination of illiquid assets and securities.

FUTURES CONTRACTS

An Underlying Investment Vehicle may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

An Underlying Investment Vehicle may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an Underlying Investment Vehicle will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an Underlying Investment Vehicle's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged. While an Underlying Investment Vehicle will incur commission expenses in selling and closing out futures positions (by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

An Underlying Investment Vehicle may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an Underlying Investment Vehicle would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when an Underlying Investment Vehicle purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Underlying Investment Vehicle is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an Underlying Investment Vehicle upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

An Underlying Investment Vehicle may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The Underlying Investment Vehicle may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Underlying Investment Vehicles, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an Underlying Investment Vehicle's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts also may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market also may cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

The risk to an Underlying Investment Vehicle from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the Underlying Investment Vehicle's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

In order to assure that Underlying Funds have sufficient assets to satisfy their obligations under their futures contracts, the Underlying Funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, and other liquid, securities equal in value to the current value of the underlying instrument less the margin deposit.

OPTIONS ON FUTURES CONTRACTS

An Underlying Investment Vehicle may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Underlying Investment Vehicle also may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An Underlying Investment Vehicle may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An Underlying Investment Vehicle is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an Underlying Investment Vehicle when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

An Underlying Investment Vehicle may employ many of the investment techniques described for investment and hedging purposes. For example, an Underlying Investment Vehicle may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices, or purchase and sell stock index futures and related options to hedge against market wide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

An Underlying Investment Vehicle may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

An Underlying Fund that is a mutual fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the Underlying Fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

An  Underlying   Investment  Vehicle  may  invest  in  high  yield,   high-risk,
lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high risk market is relatively new and at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in an Underlying Investment Vehicle's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and a higher incidence of high yield, high risk bond defaults may be experienced.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by an Underlying Investment Vehicle defaults, the fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by an Underlying Investment Vehicle, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the Underlying Investment Vehicle's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an Underlying Investment Vehicle to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An Underlying Investment Vehicle will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, an Underlying Investment Vehicle organized as a regulated investment company must distribute substantially all of its income to you to qualify for pass-through treatment under the tax law. Accordingly, such a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash to satisfy distribution requirements.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an Underlying Fund that is a mutual fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an Underlying Investment Vehicle invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the Underlying Investment Vehicle's own credit analysis than is the case for higher quality bonds. An Underlying Investment Vehicle may retain a portfolio security whose rating has been changed.

ASSET-BACKED SECURITIES

An Underlying Investment Vehicle may invest in mortgage pass-through securities, which are securities representing interest in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an Underlying Investment Vehicle to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

An Underlying Investment Vehicle may invest in collateralized mortgage obligations (CMOs), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which an Underlying Investment Vehicle may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the Underlying Investment Vehicles may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

                           PART C - OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     1.   Financial Statements:

          Included in Part A of the Registration Statement:

          The following audited financial statements as of ________, 1997 of the Fund will be filed by amendment:

          -    Report of  Independent  Accountants
          -    Portfolio of  Investments
          -    Statement of Assets and Liabilities

     2.   Exhibits:

          a.1. Articles of Incorporation dated October 15, 1996 - Filed herewith.

          a.2. Article of Amendment to the Articles of Incorporation dated April 21, 1997 - Filed herewith.

          b.     By-Laws - Filed herewith.

          c.     None

          d.     Inapplicable

          e.     None

          f.     None

          g.     None

          h.     Underwriting Contract - To be filed.

          i.     None

          j.     Custodian Agreement - To be filed.

          k.     Transfer Agency Agreement - To be filed.

          l.     Opinion and Consent of Counsel - To be filed.

          m.     None

          n.     Consent of Independent Auditors - To be filed.

          o.     None

          p.     Letter of Investment Intent - To be filed.

          q.     None

          r.     Financial Data Schedule - To be filed.

Item 25.  Marketing Arrangements

         Inapplicable.

Item 26.  Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

     Registration Fee (estimate)                      ---------------------
     Printing (estimate)                              ---------------------
     Fees and Expenses of Qualification under
     State Securities Laws (including fees of
     counsel) (estimate)                              ---------------------
     Legal Fees and Expenses (estimate)               ---------------------
     Accounting Fees and Expenses (estimate)          ---------------------
     Miscellaneous (estimate)                         ---------------------
          Total                                       ---------------------


Item 27.  Persons Controlled by or Under Common Control

         None.


Item 28.  Number of Holders of Securities

                                                           Number of Record
                                                            Holders as of
     Title of Class                                          May _, 1997
     --------------                                          -----------

     Common Stock, par value                                      2
     $0.001 per share

Item 29.  Indemnification

         Pursuant to Article IX of the Fund's By-Laws, the Fund shall indemnify former and present directors, officers, employees and agents, to the full extent permitted by and in accordance with the General Corporation Law of Maryland now or hereafter in force; provide, that the Fund is not authorized to indemnify any such person against any liability to the Fund or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


Item 30.  Business and Other Connections of Investment Adviser

         Inapplicable.


Item 31.  Location of Accounts and Records

         The accounts and records of the Fund are maintained at the Fund's office at Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890, at
the office of the Fund's  custodian  at                                        ,
and at the office of the Fund's transfer agent at                              .


Item 32.  Management Services

         None.

Item 33.  Undertakings

         (a) Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this Registration Statement.

         (b)      Registrant undertakes that:

                  (1) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

                  (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh and State of Pennsylvania on the 21st day of April, 1997.

                             THE MALLARD FUND, INC.

                             By: /s/ William S. Dietrich II
                                 --------------------------
                                 William S. Dietrich II
                                 Director and President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 21, 1997.

Signature                                                  Title
---------                                                  -----

/s/ William S. Dietrich
-----------------------                                   Director and President
William S. Dietrich II

/s/ Richard F. Berdik
---------------------                                     Secretary
Richard F. Berdik

/s/ Evans Rose, Jr.
-------------------                                       Director
Evans Rose, Jr.

/s/ Jennings R. Lambeth
-----------------------                                   Director
Jennings R. Lambeth

                             THE MALLARD FUND, INC.

                                  EXHIBIT INDEX


Exhibit           Document Description
-------           --------------------

a.1. Articles of Incorporation dated October 15, 1996 - Filed herewith.

a.2. Article of Amendment to the Articles of Incorporation dated April 21, 1997 - Filed herewith.

b.                By-Laws - Filed herewith.

c.                None

d.                Inapplicable

e.                None

f.                None

g.                None

h.                Underwriting Contract - To be filed.

i.                None

j.                Custodian Agreement - To be filed.

k.                Transfer Agency Agreement - To be filed.

l.                Opinion and Consent of Counsel - To be filed.

m.                None

n.                Consent of Independent Auditors - To be filed.

o.                None

p.                Letter of Investment Intent - To be filed.

q.                None

r.                Financial Data Schedule - To be filed.